Q3 2011 Earnings Press Release Supplement October 19, 2011 Exhibit 99.2

Third quarter operating results up 15% year-over-year despite market volatility
$849
$883
$819
$962
$737
$741
$727
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Operating and Net Income, as Adjusted ($ in millions) Diluted Earnings Per Share, as Adjusted
For further information and reconciliation between GAAP and as Adjusted, see the appendix, notes (a) through (e) in the current earnings release, 2010 Form 10-K or 2011 Form 10-Qs.
Operating Income Net Income
Q3 2011 included full quarter effect of Bank of America buy-back
$521
$578
$670
$537
$463
$469
$582
$2.40
$2.96
$3.00
$2.75
$3.42
$2.83
$2.37
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011

39.1%
39.7%
40.1%
40.7%
38.4%
37.4%
38.7%
38.2%
36.8%
38.9% 38.8%
2007 2008 2009 2009 Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Operating margin remained strong
Operating Margin, as Adjusted
For further information and reconciliation between GAAP and as Adjusted, see notes (a) through (e) in the current earnings release, 2010 Form 10-K or 2011 Form 10-Qs.
YTD 2011 = 39.6%
2011 year-to-date margin was higher than the full year and third quarter 2010 margins
Full Year 2010 = 39.3%
BGI/BLK
Pro Forma

Equity markets in Q3 2011 were negative and volatile due to global economic uncertainty
S&P 500 Q2 2011 Spot to Spot Q3 2011 Spot to Spot
Q2-11 Average: 1,318
Q3-11 Average: 1,225
Q3 2010 Spot to Spot
The Q3 average S&P declined 7% from second quarter 2011 and increased 12% from third quarter 2010
Q3-10 Average: 1,096
7/31/10 8/31/10 9/30/10  3/31/11 5/31/11 6/30/11 7/31/11 8/31/11 9/30/11 6/30/10 4/30/11
800
900
1,000
1,100
1,200
1,300
1,400

Year-over-year
Q3 2011 vs. Q3 2010

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3% year-over-year EPS increase more than explained by growth in operating EPS
Q3-11 Compared to Q3-10, as Adjusted
$2.61
($0.43)
$0.51
$3.12
($0.10)
$0.40
$0.90
$1.40
$1.90
$2.40
$2.90
$3.40
Q3-10 EPS Operating EPS Non-Operating EPS Q3-11 EPS
Increasing EPS
Total EPS:
$2.83
Total EPS:
$2.75
Non-Operating:
$0.14
Operating
EPS:
Operating
EPS:
For further information and reconciliation between GAAP and as Adjusted, see notes (a) through (e) in the current earnings release.
Non-Operating:
($0.29)
Decreasing EPS
$0.08

15% year-over-year growth in operating income
Q3-11 Compared to Q3-10, as Adjusted
For further information and reconciliation between GAAP and as Adjusted, see notes (a) through (e) in the current earnings release.
$112 million
$0
Increasing Expenses Increasing Revenue
$849
$737
($21)
$133
$700
$900
Q3-10 Revenue Expenses Q3-11

6% year-over-year revenue growth
Q3-11 Compared to Q3-10
Total Revenue
Q3-10
$2.09 billion
Q3-11
$2.23 billion
87%
5%
4%
4%
Base Fees
Performance Fees
BRS and Advisory
Other Revenue
88%
4%
5%
3%
Base Fees
Performance Fees
BRS and Advisory
Other Revenue
$0
$133 million
Decreasing Revenue Increasing Revenue
$2,225
$2,092
$16
($15)
$155
($23)
$1,800
$2,000
$2,200
$2,400
Q3-10 Base Fees BRS & Advisory Other Revenue Performance Fees Q3-11

9% year-over-year base fee increase driven by growth in all long-term asset classes
14%
4%
2%
26%
6%
9%
4%
12%
23%
Active Fixed Income
iShares Fixed Income
Institutional Index Fixed Income
Active Equity
iShares Equity
Institutional Index Equity
Multi-Asset
Alternatives
Cash
Q3-11 Compared to Q3-10
Q3-11
$1.95 billion
Base fees
Q3-10
$1.79 billion
15%
4%
2%
25%
23%
5%
10%
9%
7%
Active Fixed Income
iShares Fixed Income
Institutional Index Fixed Income
Active Equity
iShares Equity
Institutional Index Equity
Multi-Asset
Alternatives
Cash
Decreasing Base Fees Increasing Base Fees
$0
$155 million
$1,794
$1,949
$49
$43
$40
$19
$18
$15
$11
$3
($43)
$1,700
$1,900
$2,100
Q3-10 iShares
Equity
Multi-Asset Active
Equity
Institutional
Index Equity
Alternatives Active
Fixed
Income
iShares
Fixed
Income
Institutional
Index Fixed
Income
Cash Q3-11

2% year-over-year expense growth
55%
7%
10%
24%
3%
1% Employee Comp. & Benefits
Distribution & Servicing Costs
Amort. of Deferred Sales Commissions
Direct Fund Expenses
General & Administration
Amortization of Intangibles
$1.38 billion
Q3-11 Expense, as Adjusted, by Category
Q3-11 Compared to Q3-10, as Adjusted
For further information and reconciliation between GAAP and as Adjusted, see notes (a) through (e) in the current earnings release.
Increasing Expenses Decreasing Expenses
$0
$21 million
$1,376
$1,355
($15)
($6)
($1)
$13
$15
$15
$1,200
$1,300
$1,400
$1,500
Q3-10 Compensation
& Benefits
Direct Fund
Exp
G&A Amort.-
Intangible
Assets
Amort.-
Deferred
Commissions
Distribution &
Servicing
Q3-11

Sequential Quarters
Q3 2011 vs. Q2 2011

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Sequential EPS reflects growth in operating EPS more then offset by lower non-op EPS
$3.12
$3.09
($0.20)
$0.03
($0.30)
$0.20
$0.70
$1.20
$1.70
$2.20
$2.70
$3.20
$3.70
Q2-11 EPS Operating EPS Non-Operating EPS Q3-11 EPS
($0.17)
Increasing EPS
For further information and reconciliation between GAAP and as Adjusted, see notes (a) through (e) in the current earnings release.
Decreasing EPS
Q3-11 Compared to Q2-11, as Adjusted
Total EPS:
$3.00
Total EPS:
$2.83
Operating
EPS:
Non-Operating:
($0.09)
Non-Operating:
($0.29)
Operating
EPS:

4% market-driven operating income decline from Q2 2011
Q3-11 Compared to Q2-11, as Adjusted
$883
$849
($122)
$88
$500
$600
$700
$800
$900
Q2-11 Revenue Expenses Q3-11
($34) million
$0
For further information and reconciliation between GAAP and as Adjusted, see notes (a) through (e) in the current earnings release.
Decreasing Revenue Decreasing Expenses

5% market-driven revenue decline from Q2 2011 led by base fees
Q3-11 Compared to Q2-11
Total Revenue
Q2-11
$2.35 billion
Q3-11
$2.23 billion
90%
2%
3%
5%
Base Fees
Performance Fees
BRS and Advisory
Other Revenue
88%
4%
5%
3%
Base Fees
Performance Fees
BRS and Advisory
Other Revenue
($122) million
Decreasing Revenue
$0
Increasing Revenue
Sec Lending: ($46)
$2,347
$2,225
($151)
$41
($13)
$1
$2,000
$2,200
$2,400
Q2-11 Performance Fees BRS & Advisory Other Revenue Base Fees Q3-11

Base fee decline reflected market effects on Equity AUM and lower seasonal sec lending
14%
4%
26%
6%
9%
4%
12%
23%
2%
Active Fixed Income
iShares Fixed Income
Institutional Index Fixed Income
Active Equity
iShares Equity
Institutional Index Equity
Multi-Asset
Alternatives
Cash
Q3-11 Base Fees
Q3-11 Compared to Q2-11
$1.95 billion
($151) million
Decreasing Base Fees Increasing Base Fees
$0
$1,949
$2,100
($53)
($46)
($31)
($10)
($8)
($8)
($4)
$4
$5
$1,800
$2,000
$2,200
Q2-11 Active
Fixed
Income
iShares
Fixed
Income
Multi-Asset Institutional
Index Fixed
Income
Alternatives Cash Institutional
Index Equity
iShares
Equity
Active
Equity
Q3-11

Lower sequential expenses reflect the effects of lower AUM and revenue
$1.38 billion
Q3-11 Expense, as Adjusted, by Category
Q3-11 Compared to Q2-11, as Adjusted
For further information and reconciliation between GAAP and as Adjusted, see notes (a) through (e) in the current earnings release.
55%
7%
10%
24%
3%
1%
Employee Comp. & Benefits
Distribution & Servicing Costs
Amort. of Deferred Sales Commissions
Direct Fund Expenses
General & Administration
Amortization of Intangibles
Increasing Expenses Decreasing Expenses
$0
($88) million
($45)
$1
($1)
($10)
($14)
($19)
$1,376
$1,464
$1,300
$1,400
$1,500
Q2-11 Amort.-
Intangible
Assets
Amort.-
Deferred
Commissions
Distribution &
Servicing
Direct Fund
Exp
G&A Compensation
& Benefits
Q3-11

Non-operating and cash flow

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For further information and reconciliation between GAAP and as Adjusted, see notes (a) through (e) in the current earnings release.
Q3 2011 net investment marks driven by widening distressed credit spreads
($4)
($27)
$4
($9)
($6)
($37)
($40)
($30)
($20)
($10)
$0
$10
$20
Private Equity Real Estate Distressed Credit/
Mortgage
Hedge Funds/
Funds of Hedge
Funds
Other Investments Net Interest
Expense
Q3-11 $79 million Non-Operating Expense by Category, as Adjusted
Investment Losses/ Net Interest Expense
Investment Gain
$42 million Net Investment Losses
Funds

Strong 2011 operating cash flow and payout ratio
$4.00
$3.12 $3.12
$2.68
$1.68
$5.50
50%
56%
53%
48%
44%
43%
2011 2010 2009 2008 2007 2006
Dividend (A) Payout Ratio (B)
Notes:
(A) 2003 and 2011 dividends have been annualized
(B) Payout ratio = (dividends + share repurchases) / GAAP net income. 2011 ratio includes Q1, Q2 & Q3 2011 data only.
(C) Payout ratio = (YTD 3Q 2011 dividends/3*4) + share repurchases) / (YTD 3Q 2011 GAAP net income/3 x 4).
Dividend Change
150% with $2.5 bn buyback (C)
Excludes $2.5 bn share buyback
$1.9
$0.7
$0.6
$1.9
$1.4
$2.5
$1.4
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
2006 2007 2008 2009 2010 YTD
Sept
2010
Est. YTD
Sept
2011
Payout ratio reflects dividend growth and the $2.5 billion buyback
YTD 2011 Operating cash flow exceeded YTD 2010
$1.7
$0.7
$0.9
$1.5
$1.2
$2.6
$1.5
GAAP As Adjusted
For further information and reconciliation between GAAP and as adjusted, see the Company’s Form 10-Qs

Declared:
and Form 10-Ks.
2/24/11 2/25/10 N/A 2/15/08 2/27/07 2/17/06

Appendix

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$849
$883
$962
$737
$741
$727
$819
Quarterly operating income – GAAP and As Adjusted
$654
$697
$707
$940
$798
$866
$777
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
GAAP As Adjusted
Operating Income ($ in millions) Non-GAAP Adjustments ($ in millions)
Non-GAAP adjustments include BGI integration costs, PNC LTIP funding obligation, Merrill Lynch compensation contribution, UK lease exit costs, and compensation related to appreciation (depreciation) on certain deferred compensation plans
For further information and reconciliation between GAAP and as Adjusted, see notes (a) through (e) in the current earnings release, 2010 Form 10-K or 2011 Form 10-Qs.
$73
$44
$30
$22
$21
$17
$72
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011

Quarterly net income – GAAP and As Adjusted
Net Income ($ in millions) Non-GAAP Adjustments ($ in millions)
Non-GAAP adjustments include BGI integration costs, PNC LTIP funding obligation, Merrill Lynch compensation contribution, UK lease exit costs, income tax law changes and a state tax election
GAAP As Adjusted
For further information and reconciliation between GAAP and as Adjusted, see notes (a) through (e) in the current earnings release, 2010 Form 10-K or 2011 Form 10-Qs.
$578
$582
$670
$469
$463
$537
$521
$432
$551
$657
$619
$595
$568
$423
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
($41)
$14
$13
($14)
$46
$31
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
($74)

GAAP As Adjusted
Quarterly non-operating income – GAAP and As Adjusted
Non-Operating Income (Expense) ($ in millions) Non-GAAP Adjustments ($ in millions)
Non-GAAP adjustments include net income (loss) attributable to non-controlling interests, and compensation expense related to (appreciation) depreciation on certain deferred compensation plans
For further information and reconciliation between GAAP and as Adjusted, see notes (a) through (e) in the current earnings release, 2010 Form 10-K or 2011 Form 10-Qs.
$47
($8)
($39)
$2
($1)
($3)
$33
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
($112)
$78
$18
$15
($24)
$2
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
$39
($28)
($6)
$20
$14
($27)
($75)
($79)

Forward-looking statements
This presentation, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,”
“current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,”
“achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.
BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements.  Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

Forward-looking statements
In addition to risk factors previously disclosed in BlackRock’s Securities and Exchange Commission (“SEC”)
reports and those identified elsewhere in this presentation the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of capital improvement projects; (6) the impact of future acquisitions or divestitures; (7) the unfavorable resolution of legal proceedings; (8) the extent and timing of any share repurchases; (9) the impact, extent and timing of technological changes and the adequacy of intellectual property and information security protection; (10) the impact of legislative and regulatory actions and reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock, Barclays Bank PLC or The PNC Financial
Services Group, Inc.; (11) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock;
(12) the ability to attract and retain highly talented professionals; (13) fluctuations in the carrying value of
BlackRock’s economic investments; (14) the impact of changes to tax legislation and, generally, the tax position of the Company; (15) BlackRock’s success in maintaining the distribution of its products; (16) the impact of
BlackRock electing to provide support to its products from time to time; (17) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions; and
(18) the ability of BlackRock to complete the integration of the operations of Barclays Global Investors.

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